EXHIBIT 16.1



February 24, 2005

Securities and Exchange Commission
Washington, DC 20549

Dear Sirs:

We have read and agree with the comments in Item 4 of Form 8-K of DuraVest, Inc. (Commission File Number 0-27489) dated February 23, 2005, insofar as the comments relate to our firm.

Sincerely,


/s/ Ahearn, Jasco + Company, P.A.

Ahearn, Jasco + Company, P.A.
Certified Public Accountants